UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2020

Aspira Women’s Health Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34810	33-0595156
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12117 Bee Caves Road, Building Three, Suite 100, Austin, Texas	78738
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (512) 519-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AWH	The Nasdaq Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On September 18, 2020, AbbVie Inc. (“AbbVie”) provided Aspira Women’s Health Inc. (the “Company”) with certain serum samples collected and tested as part of AbbVie’s clinical trials.  The Company plans to use the samples in its upcoming EndoCheck™ product validation trial.  EndoCheck will be designed as a simple blood test to aid in the detection of endometriosis and, as such, will be less invasive than current detection methods, which require a surgical biopsy.  On September 18, 2020, AbbVie also provided the Company with additional data metrics, including patient demographics and endometriosis surgical pathology diagnoses, as well as other clinical metrics.

This trial, if successful, will clinically validate the Company’s EndoCheck blood test. The test will initially be launched as a laboratory developed test, but the Company plans to design the trial and related studies to enable it to submit a marketing application to the U.S. Food and Drug Administration in the future if it chooses to do so.

This report contains forward-looking statements, as that term is defined in the Private Litigation Reform Act of 1995, that involve significant risks and uncertainties. All statements other than statements of historical facts contained in this report are forward-looking statements, including statements regarding the Company’s expectations about the use of the samples provided by AbbVie, the design of EndoCheck, the validation trial study and the potential effects of its success. Words such as “may,” “expects,” “intends,” “anticipates,” “believes,” “estimates,” “plans,” “seeks,” “could,” “should,” “continue,” “will,” “potential,” “projects” and similar expressions are intended to identify forward-looking statements. The forward-looking statements speak only as of the date of this report and are subject to a number of risks, uncertainties and assumptions, including risks and uncertainties inherent in the Company’s business, as well as those described in the section entitled “Risk Factors” in the Company’s Form 10-K for the year ended December 31, 2019, as supplemented by the sections entitled “Risk Factors” in the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020 and June 30, 2020, and in the Company’s other periodic filings with the Securities and Exchange Commission. The events and circumstances reflected in the Company’s forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. The Company expressly disclaims any obligation to update, amend or clarify any forward-looking statements to reflect events, new information or circumstances occurring after the date of this report, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aspira Women’s Health Inc.
Aspira Women’s Health Inc.

Date: September 21, 2020	By:	/s/ Robert Beechey
Robert Beechey
Chief Financial Officer